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                                                                    EXHIBIT 10.8

                                    CEPHEID
                              AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

               THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is made as of January 21, 2000, by and among CEPHEID, a California corporation (the "Company"), and the persons listed on the attached Schedule 1.1 who become signatories to this Agreement (collectively, the "Investors"), and amends and restates that certain Information and Registration Rights Agreement dated February 3, 1997, as amended April 20, 1998 and November 23, 1998 (the "Existing Agreement").

               A. The Company and certain of the Investors previously entered into the Existing Agreement in connection with the Series A Preferred Stock, Series B Preferred and Series C Preferred Stock financings of the Company (the "Prior Investors").

               B. The Existing Agreement provides for the rights of the Prior Investors with respect to information about the Company, registration of the Common Stock issued upon conversion or exercise of the Prior Preferred Stock, and certain other rights.

               C. The Company is proposing to issue and sell Series C Preferred Stock of the Company to certain of the Investors pursuant to the terms of the Series C Preferred Stock Purchase Agreement dated January 21, 2000.

               D. The Company and the Prior Investors desire to amend and restate the Existing Agreement, and to bring all of the Investors within the terms of the Existing Agreement as so amended and restated.

               THE PARTIES AGREE AS FOLLOWS:

        1. CERTAIN DEFINITIONS.

               As used in this Agreement, the following terms shall have the following respective meanings:

               1.1 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time of Registration administering the Securities Act.

               1.2 "CONVERTIBLE SECURITIES" shall mean securities of the Company convertible into or exchangeable for Common Stock of the Company or into other securities that are convertible into or exchangeable for Common Stock.



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               1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               1.4 "FORM S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

               1.5 "HOLDER" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of Registration rights as permitted by Section 13.

               1.6 "INITIATING HOLDERS" shall mean Holders who in the aggregate hold at least 50% of the Registrable Securities.

               1.7 "MATERIAL ADVERSE EVENT" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties or financial condition of the Company or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might materially adversely affect the business, properties or financial condition of the Company.

               1.8 "NEW SECURITIES" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase any Common Stock or Preferred Stock of the Company and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities offered to the public in a firmly underwritten offering pursuant to a registration statement filed under the Securities Act,
(ii) securities issued pursuant to the acquisition of another entity by the Company by merger, purchase of substantially all of the assets, or other reorganization, (iii) shares of the Company's Common Stock (or related options) issued to officers, directors, employees or consultants of the Company or to vendors of services or products used by the Company pursuant to any stock offering, plan or arrangement approved by the Board of Directors, or (iv) securities issued in connection with any stock split, stock dividend or recapitalization by the Company.

               1.9 The terms "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

               1.10 "REGISTRABLE SECURITIES" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the Investors, including

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Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted registration rights pursuant to Section 14 of this Agreement.

               1.11 "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 7 or 8 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for Holders (if different from the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

               1.12 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               1.13 "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

       2. FINANCIAL STATEMENTS; REPORTS TO SHAREHOLDERS.

               The Company shall deliver to each Investor (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such year and audited consolidated statements of income, shareholders, equity and cash flow for such year, which year-end financial reports shall be in reasonable detail and shall be prepared in accordance with generally accepted accounting principles and accompanied by the opinion of independent public accountants of recognized standing selected by the Company, and (ii) as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year, and in any event within 60 days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and consolidated statements of income and cash flow for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes and subject to changes resulting from year-end audit adjustment). In addition, the Company shall deliver as soon as available to the Investors: (a) contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of Common Stock, and (b) an annual capitalization summary.

       3. TERMINATION OF COVENANTS.

               The covenants of the Company set forth in Section 2 shall be terminated and be of no further force or effect upon the earliest of (a) immediately prior to the


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closing of the first public offering of the Common Stock of the Company that is effected pursuant to a Registration Statement filed with, and declared effective by, the Commission under the Securities Act (other than either a public offering limited solely to employees of the Company or an offering pursuant to Rule 145 under the Securities Act), (b) a merger or consolidation in which the Company is not the surviving corporation or (c) the date the Company registers any securities under the Securities and Exchange Act of 1934, and such covenants shall terminate as to any Investor as of the date such Investor no longer holds any shares of the capital stock of the Company.

       4. DEMAND REGISTRATION.

               4.1 REQUEST FOR REGISTRATION ON FORM OTHER THAN FORM S-3. Subject to the terms of this Agreement, if the Company shall receive from the Initiating Holders at any time after the earlier of January 31, 2001 or six months after the effectiveness of the Company's initial public offering of shares of Common Stock under a Registration Statement, a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a Form other than Form S-3 for an offering with a reasonably anticipated aggregate offering price to the public exceeding $10,000,000, the Company shall
(i) promptly give written notice of the proposed Registration to all other Holders and shall (ii) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such registration pursuant to this Section 4.1 (i) during the period starting with the date 60 days prior to the Company's estimated date of filing, and ending on the date six months immediately following the effective date of a Registration pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) provided that the Company is employing all reasonable efforts in good faith to cause such Registration to become effective or (ii) after the Company has effected one such Registration pursuant to this Section 4.1 and such Registration has been declared effective.

               4.2 RIGHT OF DEFERRAL OF REGISTRATION. The Company shall not be obligated to file a registration statement pursuant to this Section 4:

                           (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

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                           (ii) if the Company, within 10 days of the receipt of
the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within 60 days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                           (iii) within six months immediately following the
effective date of any registration statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

                           (iv) if the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder provided that the Company shall not exercise the right contained in this paragraph (iv) more than once in any 12 month period.

               4.3 REQUEST FOR REGISTRATION ON FORM S-3. If the Initiating Holders request that the Company file a Registration Statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of Selling Expenses, would not be less than $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use all reasonable efforts to cause such Registrable Securities to be Registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Initiating Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two Registrations pursuant to this
Section 4.3 in any six month period. The substantive provisions of Section 4.5 shall be applicable to each registration initiated under this Section 4.3.

               4.4 REGISTRATION OF OTHER SECURITIES IN DEMAND REGISTRATION. Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 4 may, subject to the provisions of Section 4.5, include securities of the Company other than Registrable Securities.

               4.5 UNDERWRITING IN DEMAND REGISTRATION.


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                        (a) NOTICE OF UNDERWRITING. If the Initiating Holders
intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 4, and the Company shall include such information in the written notice referred to in Section 4.1 or 4.3. The right of any Holder to Registration pursuant to Section 4 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

                        (b) INCLUSION OF OTHER HOLDERS IN DEMAND REGISTRATION. If the Company, officers or directors of the Company holding Common Stock other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders, to the extent they deem advisable and consistent with the goals of such Registration, may, on behalf of all Holders, offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 5.

                                In the event, however, that the number of shares
so included exceeds the number of shares of Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 5 hereof rather than Section 4, and it shall not count as a Registration for purposes of
Section 4.1 hereof.

                        (c) SELECTION OF UNDERWRITER IN DEMAND REGISTRATION. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's Representative") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and agreed to by the Company.

                        (d) MARKETING LIMITATION IN DEMAND REGISTRATION. In the event the Underwriter's Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first the Common Stock (other than Registrable Securities) held by officers or directors of the Company, (ii) next the securities other than Registrable Securities, and (iii) last the securities requested to be registered by the Company, shall be excluded from such Registration to not less than 20% of the securities included in such Registration (based on aggregate market values). If a limitation of the number of shares is still required, the Initiating Holders shall so advise

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all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this
Section 4.5(d) shall be included in such Registration Statement.

                        (e) RIGHT OF WITHDRAWAL IN DEMAND REGISTRATION. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

               4.6 BLUE SKY IN DEMAND REGISTRATION. In the event of any Registration pursuant to Section 4, the Company will exercise its reasonable best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders such expenses shall be payable pro rata by selling shareholders.

        5. PIGGYBACK REGISTRATION.

               5.1 NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF REGISTRABLE SECURITIES. Subject to the terms of this Agreement, if the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 15 days after delivery of such written notice from the Company.

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               5.2 UNDERWRITING IN PIGGYBACK REGISTRATION.

               (a) NOTICE OF UNDERWRITING IN PIGGYBACK REGISTRATION. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.1. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 5. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 5.

               (b) MARKETING LIMITATION IN PIGGYBACK REGISTRATION. If the Underwriter's Representative advises the Holders seeking registration of Registrable Securities pursuant to Section 5 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered the general condition of the market, and the status of the person's proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 5.2(c) may:

                        (i) in the case of the Company's initial Registered public offering, exclude some or all Registrable Securities from such registration and underwriting; and

                        (ii) in the case of any Registered public offering subsequent to the initial public offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than 20% of the securities included in such Registration (based on aggregate market values).

                (c) ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION. If the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 5.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 5.2(b)) in the following manner: The shares (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated among all Holders and other holders of securities other than Registrable Securities requesting and legally entitled to include shares in such Registration, in


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proportion, as nearly as practicable, to the respective amounts of securities
(including Registrable Securities) which such Holders and such other holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this
Section 5.2(c) shall be included in the Registration Statement.

               (d) WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

               (e) BLUE SKY IN PIGGYBACK REGISTRATION. In the event of any Registration of Registrable Securities pursuant to this Section 5, the Company will exercise its reasonable best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions (not exceeding 20 unless otherwise agreed to by the Company) as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

        6. EXPENSES OF REGISTRATION.

                All Registration Expenses incurred in connection with one Registration pursuant to Section 4 (other than a Registration on Form S-3), two Registrations pursuant to Section 4.3 and unlimited Registrations pursuant to
Section 5, shall be borne by the Company. All Registration Expenses incurred in connection with any other registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 4 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 4; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the Company not known to the Holders at the time of their request, then the Holders shall not


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be required to pay any of such expenses and shall retain their rights pursuant to Section 4. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

        7. REPORTS UNDER EXCHANGE ACT.

               With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (i) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Commission Rule 144, at all times after 90 days after the effective date of the first registration statement under the Act filed by the Company for the offering of its securities to the general public;

                        (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for offering of its securities to the general public is declared effective;

                        (iii) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                        (iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Commission Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by a Holder in availing itself of any rule or regulation of the Commission which permits a Holder to sell any such securities without registration or pursuant to such form.

        8. TERMINATION OF REGISTRATION RIGHTS.

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                The rights to cause the Company to register securities granted under Sections 4 and 5 of this Agreement shall terminate, with respect to each Holder, on the earlier of (i) the date four years after the closing date of the Company's initial public offering, (ii) upon such Holder holding less than 1% of the outstanding Registrable Securities provided such Holder's Registrable Securities can be sold pursuant to Rule 144 within a three-month period without compliance with the registration requirements of the Securities Act.

        9. REGISTRATION PROCEDURES AND OBLIGATIONS.

               Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (i) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to 120 days.

                        (ii) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                        (iii) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

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                        (vi) Notify each Holder of Registrable Securities
covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                        (vii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                        (viii) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

        10. INFORMATION FURNISHED BY HOLDER.

               It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

        11. INDEMNIFICATION.

                11.1 COMPANY'S INDEMNIFICATION OF HOLDERS. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act against all claims, losses, damages, or liabilities (or actions in respect thereof) to the extent such claims, losses, damages, or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any


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prospectus or other document (including any related Registration Statement)
incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact requited to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company will pay as incurred to each such Holder, each such underwriter, and each person who controls any such Holder or underwriter or other party entitled to indemnification herein, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 11.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or other party entitled to indemnification herein, or controlling person and stated to be for use in connection with the offering of securities of the Company.

                11.2 HOLDER'S INDEMNIFICATION OF COMPANY. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and constituent partners, and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by such Holder of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification, or compliance, and will pay as incurred to the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company; provided, however, that the indemnity contained in this Section 11.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of such Holder (which consent shall not unreasonably be withheld); provided, further, that such Holder's liability under this Section 11.2 shall not exceed such Holder's proceeds from the offering of securities made in connection with such Registration.

               11.3 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 11, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 11, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 11.

                11.4 CONTRIBUTION. If the indemnification provided for in this
Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties, relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               11.5 CONFLICTS. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               11.6 SURVIVAL. The obligations of the Company and Holders under this Section 11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.

        12. LIMITATIONS ON REGISTRATION RIGHTS GRANTED TO OTHER SECURITIES.

               From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any information or Registration rights, except that, with the consent of the Holders of a majority of the aggregate of the Convertible Securities and Registrable Securities then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered an Investor for all purposes of this Agreement. The additional parties and the additional Registrable Securities shall be identified in an amendment to Schedule A hereto.

        13. TRANSFER OF RIGHTS.

                The rights granted by the Company to the Investors under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring at least 10,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that (i) the shares of Convertible Securities or Registrable Securities acquired by said transferee must constitute at least 20% of Holder's aggregate of Convertible Securities and Registrable Securities immediately prior to the transfer, (ii) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned, and (iii) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its best judgment, to be a competitor or potential competitor of the Company. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners without restriction as to the number or percentage of shares acquired by any such constituent partner.

        14. MARKET STAND-OFF.

               Each Holder hereby agrees that, if so requested by the Underwriter's Representative (if any) in connection with the Company's initial public offering, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company without the prior written consent of the Company and the Underwriter's Representative for such period of time (not to exceed 180 days) following the effective date of a Registration Statement of the Company filed under the Securities Act as may be requested by the Underwriter's Representative. The obligations of Holders under this Section 14 shall be conditioned upon similar agreements being in effect with each other shareholder who is an officer, director, or selling shareholder.

        15. NO-ACTION LETTER OR OPINION OF COUNSEL IN LIEU OF REGISTRATION; CONVERSION OF PREFERRED STOCK.

               Notwithstanding anything else in this Agreement, if the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without Registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for Registration made under this Section in the specific manner in which such Holder proposes to dispose of the Registrable Securities included in such request (such as including, without limitation, inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holders), or if in the opinion of counsel for the Company concurred in by counsel for such Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act is required in connection with such disposition, the Registrable Securities included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 15 does not apply. The Registration rights of the Holders of the Registrable Securities set forth in this Agreement are conditioned upon the conversion of the Registrable Securities with respect to which

Registration is sought into Common Stock prior to the effective date of the Registration Statement.

        16. RIGHT OF FIRST REFUSAL.

                16.1 INVESTOR RIGHT OF FIRST REFUSAL. The Company hereby grants to each Investor the right of first refusal to purchase its pro rata share of New Securities that the Company may from time to time to time propose to sell and issue after the date of this Agreement. For the issuance of New Securities, such Investor's pro rata share is the ratio of the number of shares of Preferred Stock owned by the Investor to the total number of shares of capital stock then outstanding (assuming conversion into Common Stock of all Convertible Securities).

               16.2 GENERAL CONDITIONS. If the Company proposes to undertake an issuance of New Securities, it shall give the Investors written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. The Investors shall have 20 days from the date of mailing of any such notice to agree to purchase their respective pro rata shares of such New Securities for the price, and upon the general terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

        17. MISCELLANEOUS.

               17.1 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement constitutes the entire agreement between the Company and the Investors relative to the subject matter hereof. Any previous agreements between the Company and any Investor concerning Registration rights are superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.

               17.2 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

               17.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               17.4 HEADINGS. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                17.5 NOTICES. Any notice to or from a U.S. or non-U.S. resident, required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or (x) five days after deposit in the United States mail, by registered or certified mail if to a United States resident and (y) if to a party resident outside the United States, ten days after the date of sending by first class courier, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on Schedule A, or at such other address as the Company or such Investor may designate by 10 days' advance written notice to the Investors or the Company, respectively.

               17.6 AMENDMENT OF AGREEMENT. Any provision of this Agreement may be amended only by a written instrument signed by the Company and by persons holding at least 60% of the Registrable Securities as defined in Section 1 of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Company:                         CEPHEID



                                 By:
                                    --------------------------------------------
                                        Kurt Petersen, President

                                 Address:      1190 Borregas Avenue
                                               Sunnyvale, CA 94089-1302



Investor:
                                 -----------------------------------------------
                                 [Print Full Name of Entity or Individual]



                                 By:
                                    --------------------------------------------
                                        [Signature]

                                 Name:
                                      ------------------------------------------
                                        [If signing on behalf of entity]

                                 Title:
                                       -----------------------------------------
                                        [If signing on behalf of entity]

                                 Address:
                                               ---------------------------

                                               ---------------------------

                                               ---------------------------


        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                  SCHEDULE 1.1


INVESTOR                                     PURCHASE PRICE    NUMBER OF SHARES
--------                                     --------------    ----------------





        SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT